UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 15, 2015
EMCOR Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-8267	11-2125338
(Commission File Number)	(I.R.S. Employer Identification No.)

301 Merritt Seven, Norwalk, CT	06851-1092
(Address of Principal Executive Offices)	(Zip Code)

(203) 849-7800

(Registrant's Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

(b)  On December 15, 2015, the Board of Directors (the "Board") of EMCOR Group, Inc. (the "Company") elected Mr. Sheldon I. Cammaker as Vice Chairman of the Company effective as of January 4, 2016, the effective date of his retirement as Executive Vice President, Corporate Secretary and General Counsel of the Company. The Board of the Company also elected Ms. Maxine Lum Mauricio as Corporate Secretary and General Counsel of the Company effective as of January 4, 2016 to succeed Mr. Cammaker in those positions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCOR GROUP, INC.

Date: December 18, 2015	By:	/s/ R. Kevin Matz
Name: R. Kevin Matz Title: Executive Vice President - Shared Services